Exhibit 10.42
AMENDMENT NO. 3
TO
SECURITIES PURCHASE AGREEMENT
     AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT dated as of September 9, 2008 (this “Amendment”) with respect to the Securities Purchase Agreement dated as of June 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among THE FILM DEPARTMENT LLC, a Delaware limited liability company (the “Company”), THE FILM DEPARTMENT HOLDINGS LLC, a Delaware limited liability company (“Holdings”), the Purchasers party thereto and UNION BANK OF CALIFORNIA, N.A., as collateral agent for the Secured Parties defined therein (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”). Terms defined in the Securities Purchase Agreement and not otherwise defined herein are used herein as therein defined.
R E C I T A L S
     The Company, Holdings and the Required Holders have agreed to amend the Securities Purchase Agreement in accordance with, and pursuant to the terms and conditions set forth in, this Amendment, and TFD LITERARY ACQUISITIONS, LLC, a Delaware limited liability company (“TFD Acquisitions”), has agreed to consent and make various other agreements with respect to such amendments.
     In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Restatement of Schedule II to the Securities Purchase Agreement. Schedule II to the Securities Purchase Agreement hereby is amended and restated in its entirety in the form attached hereto as Amended and Restated Schedule II.
     Section 2. Consent of Holdings and TFD Acquisition. Each of Holdings and TFD Acquisitions hereby acknowledges and consents to this Amendment, and affirms and acknowledges that the Guaranty and Security Agreement and each other Note Document executed and delivered by it remains in full force and effect and that it remains obligated thereunder without defense, offset or counterclaim of any kind whatsoever, as if each such Note Document were executed and delivered to Collateral Agent and the Purchasers (or their assigns) on the date hereof.
     Section 3. Representations and Warranties. To induce the Required Holders to enter into this Amendment, the Company, Holdings and TFD Acquisitions represent and warrant to the Required Holders that:
     (a) Representations and Warranties in Note Documents. Each of the representations and warranties of the Company, Holdings and TFD Acquisitions contained in the Note Documents to which each is a party (i) were true and correct in all material respects when made and (ii) after giving effect to this Amendment, continue to be true and correct in all material respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

     (b) Authority. The execution and delivery by each of the Company, Holdings and TFD Acquisitions of this Amendment and each other document to be executed by such Person in accordance with the terms hereof and the performance by the Company, Holdings and TFD Acquisitions of their respective obligations under the Securities Purchase Agreement as amended hereby (i) are within such Person’s power and authority, (ii) have been duly authorized by all necessary proceedings, (iii) do not (A) contravene the Constituent Documents of either Person, (B) violate any applicable Requirements of Law, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material Contractual Obligation of such Person or any of its Subsidiaries (including other Related Documents or Note Documents) other than those that would not, in the aggregate, have a Material Adverse Effect or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any such Person or any of such Person’s respective Subsidiaries and (iv) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any such Person.
     (c) Enforceability. Each Note Document (including the Securities Purchase Agreement, as amended hereby) constitutes a legal, valid and binding obligation of the Company, Holdings and TFD Acquisitions, as the case may be, enforceable against such Person in accordance with its terms.
     (d) No Default. After giving effect to this Amendment, no Default or Event of Default exists.
     Section 4. Conditions to Effectiveness. This Amendment shall become effective on the date when the following conditions precedent have been satisfied (such date, the “Effective Date”):
     (a) The Company, Holdings, TFD Acquisitions, the Required Holders and the Collateral Agent shall have executed and delivered this Amendment.
     (b) The Required Holders shall have received a certified copy of an amendment to the Credit Agreement providing consents and amendments substantially similar to those provided herein.
     (c) The representations and warranties set forth in Section 3 hereof shall be true and correct on the date hereof and on the Effective Date.
     (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Company, Holdings, TFD Acquisitions or any Holder.
     (e) The Company shall have paid all reasonable out-of-pocket costs and expenses of the Holders, to the extent invoices therefor have been presented.
     Section 5. Ratification and Incorporation of Securities Purchase Agreement; No Novation. The Company, Holdings and TFD Acquisitions expressly acknowledge and agree with each of the following:
     (a) except as expressly modified under this Amendment, (i) each of Company, Holdings and TFD Acquisitions hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under (including all Liens granted pursuant to), the Securities Purchase Agreement and the other Note Documents to which it is a party and (ii) all of the terms and conditions set forth in the Securities Purchase Agreement and the other Note Documents are incorporated herein by this reference as if set forth in full herein; and
     (b) except as expressly modified under this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of any Secured Party under the Securities Purchase Agreement or any other Note Document, (ii) constitute a waiver of any provision in the Securities Purchase Agreement or in any of the other Note Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Securities Purchase Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
Section 6. Reference to and Effect on Securities Purchase Agreement.
     (a) Upon the effectiveness of this Amendment, each reference in the Securities Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Note Documents to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement as amended hereby.
     (b) This Amendment shall be a Note Document for all purposes.
     Section 7. Benefits of Amendment. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties to the Securities Purchase Agreement and the other parties hereto and their respective successors and assigns to the extent contemplated by the Note Documents.
     Section 8. Interpretation. The Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.
     Section 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page hereto by facsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart of this Amendment.
     Section 10. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.
     Section 11. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 12. Entire Agreement. This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

THE FILM DEPARTMENT LLC By: THE FILM DEPARTMENT HOLDINGS LLC, its sole Member
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer

THE FILM DEPARTMENT HOLDINGS LLC
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer

TFD LITERARY ACQUISITIONS, LLC By: THE FILM DEPARTMENT HOLDINGS LLC, its sole Member
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT
THE FILM DEPARTMENT LLC

ETON PARK CLO MANAGEMENT 1 By: Eton Park Asset Management, L.L.C, as Collateral Manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

ETON PARK CLO MANAGEMENT 2 By: Eton Park Asset Management, L.L.C., as Collateral Manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

ETON PARK MASTER FUND, LTD. By: Eton Park Capital Management, L.P., its investment manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

ETON PARK FUND, L.P. By: Eton Park Capital Management, L.P., its investment manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller
SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT
THE FILM DEPARTMENT LLC

UNION BANK OF CALIFORNIA, N.A., as Collateral Agent
By:	/s/ Alex Cho
	Name:	Alex Cho
Its: Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT
THE FILM DEPARTMENT LLC

AMENDED AND RESTATED
SCHEDULE II
COLLECTION ACCOUNT PAYMENT WATERFALL
          (a) Subject to paragraphs (b), (c) and (d) below, on each Settlement Date (as defined in the Credit Agreement), the Credit Agreement Administrative Agent shall (if the Credit Agreement Administrative Agent has approved the Borrower Settlement Statement delivered by the Company) : (i) if the Collection Bank is also the Credit Agreement Administrative Agent, apply all collected and available funds on deposit in the Collection Account (including any investment earnings received with respect to such funds) in the following order of priority and in accordance with the Borrower Settlement Statement; or (ii) if the Collection Bank is not also the Credit Agreement Administrative Agent, instruct the Collection Bank in writing to apply all collected and available funds on deposit in the Collection Account (including any investment earnings received with respect to such funds) in the following order of priority and in accordance with the Borrower Settlement Statement and the Collection Account Agreement:
          (i) first, to the extent not deducted directly out of revenues prior to deposit into the Collection Account or otherwise paid, to the P&R Reserve Account for payment by the Company to third parties (that are not Affiliates) of participations and residuals (to the extent not previously paid);
          (ii) second, ratably, (A) to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the Credit Agreement Administrative Agent of (I) the annual Agency Fee under the Fee Letter and (II) any other fees or expenses of the Credit Agreement Administrative Agent or the Credit Agreement Collateral Agent for which the Company is responsible (other than the unused commitment fee), and (B) to the account designated by the Collateral Agent from time to time, for payment in respect of expenses of the Collateral Agent, in each case to the extent due and payable;
          (iii) third, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the Credit Agreement Administrative Agent of (A) interest and any unused commitment fee and (B) any letter of credit fees and related issuance expenses to the L/C Issuer;
          (iv) fourth, to the extent the aggregate amount of funds on deposit in the applicable Borrower Liquidity Reserve Account is less than the applicable Threshold Amount, to such Borrower Liquidity Reserve Account in the amount of such deficiency;
          (v) fifth, if not otherwise prohibited from being paid or received in accordance with the Intercreditor Agreement and the Company has not elected to defer the payment of cash interest on the Notes in accordance with the terms thereof, to the Company’s operating account for payment of interest in cash on the Notes;
          (vi) sixth, to the Company’s operating account, for distributions to be made by the Company to Holdings for payment by Holdings to the holders of its Stock to enable such holders to pay their respective tax obligations with respect to taxable income allocated to them from Holdings and its Subsidiaries in accordance with Section 8.5(c)(i);
          (vii) seventh, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the

Credit Agreement Administrative Agent of principal on all revolving loans then outstanding under the Credit Agreement;
          (viii) eighth, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement, for payment by the Credit Agreement Administrative Agent of any other obligations or liabilities then due and payable under the Credit Agreement; and
          (ix) ninth, to the Company’s operating account for use by the Company in accordance with the provisions of the Agreement and the Operating Budget.
          (b) Subject to paragraphs (c) and (d) below, if, on any Settlement Date, any Approved Completion Guarantor (i) has advanced amounts under the completion guaranty issued by it with respect to a Qualifying Film (any such Qualifying Film, a “Designated Film”) and (ii) has not been reimbursed in full for all amounts advanced by it and all other amounts payable pursuant thereto, then, notwithstanding the order of priority set forth in paragraph (a) above, at such time as the aggregate principal amount of loans made under the Credit Agreement in respect of the Designated Film (together with all interest thereon and fees and costs incurred in connection therewith to the extent permitted by the applicable Completion Guaranty) have been repaid in full, and the Company has retained or recouped any sums permitted by such Completion Guaranty to be retained or recouped out of such aggregate sums before recoupment by such Approved Completion Guarantor, all subsequent sums derived from such Designated Film and deposited into the Collection Account shall be applied (A) first, solely with respect to the residuals referenced in paragraph (a)(i) above (and not with respect to the participations referenced in such paragraph), for payment of such residuals in accordance with such paragraph, (B) second, to the Company’s operating account for payment by the Company to such Approved Completion Guarantor until such Approved Completion Guarantor shall have been reimbursed in full and (C) third, as provided in paragraph (a) above.
          (c) If the Collection Bank is also the Credit Agreement Administrative Agent, then, if an “event of default” has occurred and is continuing under the Credit Agreement Documents, the Credit Agreement Administrative Agent shall apply all funds maintained in the Collection Account first, solely with respect to the residuals referenced in paragraph (a)(i) above (and not with respect to the participations referenced in such paragraph), for payment of such residuals in accordance with such paragraph, and second, to the payment of the obligations and other liabilities of the Company in accordance with the terms of Section 2.12 of the Credit Agreement. If the Collection Bank is not also the Credit Agreement Administrative Agent, then if the Credit Agreement Administrative Agent (i) notifies the Collection Bank that an “event of default” has occurred and is continuing under the Credit Agreement Documents and (ii) so instructs the Collection Bank in its notification thereto (with a copy to the Company), the Collection Bank shall remit all funds maintained in the Collection Account first, solely with respect to the residuals referenced in paragraph (a)(i) above (and not with respect to the participations referenced in such paragraph), for payment of such residuals in accordance with such paragraph, and second, to the account of the Credit Agreement Administrative Agent designated in accordance with Section 2.13(a) of the Credit Agreement for application by the Credit Agreement Administrative Agent to the payment of the obligations and other liabilities of the Company in accordance with the terms of Section 2.12 of the Credit Agreement.
          (d) If the Collection Bank is also the Credit Agreement Administrative Agent, then, if (i) all revolving credit commitments under the Credit Agreement have been terminated and the obligations and liabilities of the Company thereunder have been paid in full in cash and (ii) the Collateral Agent (A) notifies the Credit Agreement Administrative Agent that an Event of Default has occurred and is continuing and (B) so instructs the Credit Agreement Administrative Agent in its notification thereto, the Credit Agreement Administrative Agent shall remit all funds maintained in the Collection Account first, solely with respect to the residuals referenced in paragraph (a)(i) above (and not with respect to the participations referenced in such paragraph), for payment of such residuals in accordance with such paragraph, and second, to the account designated by the Collateral Agent in its notice to the Credit Agreement Administrative Agent for payment by the Collateral Agent to the Holders of the Notes. If the Collection Bank is not also the Credit Agreement Administrative Agent, then, if (i) the Credit Agreement Administrative Agent notifies the Collection Bank that all revolving credit commitments under the Credit Agreement have been terminated and the obligations and liabilities of the Company thereunder have been paid in full in cash and (ii) the Collateral Agent (A) notifies the Collection Bank that an Event of Default has occurred and is continuing and (B) so instructs the Collection Bank in its notification thereto, the Collection Bank shall remit all funds maintained in the Collection Account first, solely with respect to the residuals referenced in paragraph (a)(i) above (and not with respect to the participations referenced in such paragraph), for payment of such residuals in accordance with such paragraph, and second, to the account designated by the Collateral Agent in its notice to the Collection Bank for payment by the Collateral Agent to the Holders of the Notes.